Supplement dated April 15, 2021
to the Prospectus and Summary Prospectus, as supplemented (as applicable), of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Acorn Trust
Columbia Acorn European FundSM	May 1, 2020
Effective May 1, 2021 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Stephen Kusmierczak, CFA	International Team Head, Portfolio Manager and Analyst	Portfolio Manager or Co-Portfolio Manager since inception in 2011	2011
Sebastien Pigeon, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since May 2021	2015
On the Effective Date, the caption “Portfolio Manager" and the information under that caption in the "Primary Service Providers” sub-section of the “More Information About the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Stephen Kusmierczak, CFA	International Team Head, Portfolio Manager and Analyst	Portfolio Manager or Co-Portfolio Manager since inception in 2011	2011
Sebastien Pigeon, CFA	Portfolio Manager and Analyst	Co-Portfolio Manager since May 2021	2015
Mr. Kusmierczak has been associated with the Investment Manager or its predecessors as an investment professional since 2001, has been President or Co-President of the Trust since 2020, and was a Vice President of the Trust from 2011-2020. Mr. Kusmierczak began his investment career in 1999 and earned a B.A. from Bowdoin College and an M.P.A. from the Princeton School of Public and International Affairs.
Mr. Pigeon has been associated with the Investment Manager as an investment professional since 2015 and has been a Vice President of the Trust since 2021. Mr. Pigeon began his investment career in 1997 and earned a B.A. from the Political Institute of Lyon and an M.B.A. from the KEDGE Business School.
The rest of the section remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP109_12_005_(04/21)